Exhibit 99.4


                INTERNATIONAL INTEGRATION INCORPORATED ("i-Cube")

        INDEX TO SUPPLEMENTAL CONSOLIDATED INTERIM FINANCIAL STATEMENTS
                 (PREVIOUSLY FILED ON FORM 10-Q ON MAY 17, 1999)



Supplemental Consolidated Balance Sheets                                     B-1


Supplemental Consolidated Statements of Income                               B-2


Supplemental Consolidated Statements of Cash Flows                           B-3


Notes to Supplemental Consolidated Financial Statements                      B-4

                INTERNATIONAL INTEGRATION INCORPORATED ("i-Cube")
                    SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                        MARCH 31,   DECEMBER 31,
                                                          1999         1998
                                                       -----------    -------
                                                       (unaudited)

ASSETS
Current assets:
     Cash and cash equivalents                           $32,444      $36,010
     Short-term investments                                5,483        8,302
     Accounts receivable, net of reserve of $255          12,188        6,380
     Unbilled revenues                                     2,964        1,988
     Prepaid expenses and other current assets             1,294        1,100
     Deferred income taxes                                   156          157
                                                         -------      -------
          Total current assets                            54,529       53,937

Property and equipment, at cost:
     Computers and equipment                               5,969        5,721
     Building                                              1,954        1,944
     Furniture and fixtures                                1,865        1,841
                                                         -------      -------
          Total property and equipment, at cost            9,788        9,506

     Less- accumulated depreciation                       (3,255)      (2,674)
                                                         --------     --------
          Total property and equipment, net                6,533        6,832

Other assets                                                 508          273
                                                         -------      -------

          Total assets                                   $61,570      $61,042
                                                         =======      =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                    $ 2,169      $ 2,244
     Accrued expenses                                      5,144        6,590
     Current portion of long-term obligations                403          384
     Accrued income taxes                                  1,530          545
     Deferred revenues                                     3,122        4,859
                                                         -------      -------
          Total current liabilities                       12,368       14,622

Long-term obligations                                      2,032        2,222

Stockholders' equity:
     Preferred stock $0.01 par value; 1,000,000 shares
      authorized; no shares issued or outstanding            --            --
     Common stock $0.01 par value; 100,000,000 shares
      authorized; 19,254,729 and 18,758,111 shares
      issued and outstanding at                              193          188
      March 31, 1999 and December 31, 1998, respectively
     Additional paid-in capital                           31,067       30,551
     Note receivable from stockholder                       (533)        (533)
     Retained earnings                                    16,342       13,914
     Accumulated other comprehensive income                  101           78
                                                         -------      -------
          Total stockholders' equity                      47,170       44,198
                                                         -------      -------

          Total liabilities and stockholders' equity     $61,570      $61,042
                                                         =======      =======

 The accompanying notes are an integral part of these supplemental consolidated financial statements


                                       B-1

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                INTERNATIONAL INTEGRATION INCORPORATED ("i-Cube")
                 SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                            THREE MONTHS
                                                ENDED
                                              MARCH 31,
                                           -----------------
                                            1999      1998
                                           -------   -------

Net revenues                               $16,895   $12,825
Project personnel and software costs         7,594     6,329
                                           -------   -------
          Gross profit                       9,301     6,496

Operating expenses:
     Selling and marketing                   1,581     1,067
     General and administrative              4,295     3,471
                                           -------   -------
          Total operating expenses           5,876     4,538
                                           -------   -------

Operating income                             3,425     1,958
Other income, net                              421       115
                                           -------   -------
          Income before income taxes         3,846     2,073

Provision for income taxes                   1,418       877
                                           -------  --------
          Net income                       $ 2,428   $ 1,196
                                           =======   =======

Earnings per share:
     Basic                                 $   0.13  $   0.08
                                           ========  ========
     Diluted                               $   0.11  $   0.06
                                           ========  ========

Weighted average shares outstanding:
     Basic                                   18,996    15,730
     Diluted                                 23,021    18,699


 The accompanying notes are an integral part of these supplemental consolidated financial statements


                                       B-2


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                INTERNATIONAL INTEGRATION INCORPORATED ("i-Cube")
               SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                         THREE MONTHS
                                                                            ENDED
                                                                          MARCH  31,
                                                                    ----------------------
                                                                      1999           1998
                                                                    -------        -------

Cash flows from operating activities:
  Net income                                                        $ 2,428        $ 1,196
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                       603            366
    Provision for doubtful accounts                                      60             --
    Deferred income taxes                                                 1            (66)
    Changes in operating assets and liabilities:
      Accounts receivable                                            (5,924)          (628)
      Unbilled revenues                                                (976)           232
      Prepaid expenses and other current assets                        (205)          (245)
      Accounts payable                                                  (56)           497
      Accrued expenses                                               (1,410)           327
      Accrued income taxes                                              996            935
      Deferred revenues                                              (1,676)        (3,501)
      Other                                                            (232)           (16)
                                                                    -------        -------
        Net cash used in operating activities                        (6,391)          (903)

Cash flows from investing activities:
  Purchases of property and equipment                                  (481)          (524)
  Purchases of available for sale securities                         (3,488)            --
  Sale and maturities of available for sale securities                6,307             --
                                                                    -------        -------
        Net cash provided by (used in) investing activities           2,338           (524)

Cash flows from financing activities:
  Repayment of long-term obligations                                    (18)           (58)
  Repayments on line of credit                                          (16)            (7)
  Proceeds from exercise of stock options                               519             55
                                                                    -------        -------
        Net cash provided by (used in) financing activities             485            (10)

Effect of exchange rates on cash and cash equivalents                     2             13
                                                                    -------        -------
Net decrease in cash and cash equivalents                            (3,566)        (1,424)
Cash and cash equivalents, beginning of period                       36,010         11,609
                                                                    -------        -------

Cash and cash equivalents, end of period                            $32,444        $10,185
                                                                    =======        =======


 The accompanying notes are an integral part of these supplemental consolidated financial statements

                INTERNATIONAL INTEGRATION INCORPORATED ("i-Cube")
             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF PRESENTATION

The accompanying unaudited supplemental consolidated financial statements have been prepared by International Integration Incorporated ("i-Cube" or the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission for interim reporting. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and should be read in conjunction with the Company's supplemental consolidated financial statements and notes thereto on this Form 8-K for the year ended December 31, 1998. The accompanying supplemental consolidated financial statements reflect all normal and recurring adjustments which are, in the opinion of management, necessary for a fair presentation of results for these interim periods presented. The results of operations for the three month period ended March 31, 1999 are not necessarily indicative of results to be expected for the full year.

2. ACQUISITIONS

On May 25, 1999, the Company acquired all of the outstanding common stock of Tomorrow's Technology Today, Inc., ("T3") in exchange for 89,640 shares of i-Cube common stock.

On June 21, 1999, the Company acquired all of the outstanding capital stock of Conduit in exchange for approximately 2.4 million shares of the Company's common stock. The Company assumed the existing Conduit stock options which are transferable into approximately 0.5 million shares of the Company's common stock upon exercise.

These transactions have been accounted for as poolings of interests and accordingly, the Supplemental Consolidated Financial Statements reflect the combined financial position and results of operations and cash flows of i-Cube, Conduit, and T3 for all periods presented. Upon publication of the Company's financial statements for a period which includes May 25, 1999 and June 31, 1999, the Supplemental Consolidated Financial Statements will become the historical consolidated financial statements of the Company.

The results of operations for i-Cube and Conduit and the combined amounts presented in the accompanying Supplemental Consolidated Financial Statements are summarized below (in thousands):


                              THREE MONTHS ENDED MARCH 31,
                                  1999           1998
                                -------        -------

Net revenues:
  i-Cube                        $12,941        $ 8,925
  Conduit                         3,954          3,900
                                -------        -------
  Combined                      $16,895        $12,825

Net income (loss):
  i-Cube                        $ 2,126        $ 1,376
  Conduit                           302           (180)
                                -------        -------
  Combined                      $ 2,428        $ 1,196
                                =======        =======

Revenue and net income for T3 for the three months ended March 31, 1999 and 1998 were nominal and have been included in the respective i-Cube amounts in the above table.

On August 10, 1999, the Company announced that it had signed a definitive agreement to merge with Razorfish, a New York City-based information technology firm that provides Digital Change Management(sm) solutions. Under terms of the agreement, approved by each company's board of directors, each share of the Company will be exchanged for 0.875 shares of Razorfish, and Razorfish will be the surviving entity. The Company anticipates that the transaction will be accounted for as a pooling of interests.

3. EARNINGS PER SHARE

Basic earnings per share ("EPS") is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS is computed using the weighted average number of common shares outstanding plus the dilutive effect of common stock equivalents (using the treasury stock method).

The following table reconciles the denominator of the basic and diluted earnings per share computation as shown on the Consolidated Statements of Income (in thousands):

                                                             THREE MONTHS
                                                                 ENDED
                                                                MARCH 31,
                                                            -----------------
                                                             1999       1998
                                                            ------     ------
                                                               (UNAUDITED)

           Basic common shares outstanding..............    18,996     15,730
           Stock options................................     4,025      2,969
                                                            ------     ------

           Diluted common and common equivalent shares..    23,021     18,699
                                                            ======     ======

4. COMPREHENSIVE INCOME

The components of other comprehensive income for the Company generally include foreign currency translation adjustments and unrealized gains and losses on marketable securities classified as available-for-sale. The computation of comprehensive income is as follows (in thousands):

                                                             THREE MONTHS
                                                                 ENDED
                                                                MARCH 31,
                                                            -----------------
                                                             1999       1998
                                                            ------     ------
                                                               (UNAUDITED)

           Net income................................       $2,428     $1,196
           Other comprehensive income................           23         31
                                                            ------     ------

           Total comprehensive income................       $2,451     $1,227
                                                            ======     ======


5. RECLASSIFICATIONS

Certain prior period amounts have been reclassified to conform to current period presentation.
                                       B-4